EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Energen Corporation and Alabama Gas Corporation (the "Registrants") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies with respect to each registrant, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated as of August 14, 2002

By /s/ Wm. Michael Warren, Jr.
Wm. Michael Warren, Jr. Chief Executive Officer

By /s/ G. C. Ketcham
G. C. Ketcham Chief Financial Officer